Exhibit 99.2

January 3, 2018

Statements in this presentation that are not historical, are forward - looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . Such statements include, but are not limited to, statements regarding the expected timing of the closing of the sale of stores and assets to WBA ; the ability of the parties to complete the sale and related transactions considering the various closing conditions ; the outcome of legal and regulatory matters in connection with the sale of store and assets of Rite Aid to WBA ; the expected benefits of the transactions such as improved operations, growth potential, market profile and financial strength ; the competitive ability and position of Rite Aid following completion of the proposed transactions ; the ability of Rite Aid to implement new business strategies following the completion of the proposed transactions and any assumptions underlying any of the foregoing . Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward - looking statements . These forward - looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements ; general economic, industry, market, competitive, regulatory and political conditions ; our ability to improve the operating performance of our stores in accordance with our long term strategy ; the impact of private and public third - party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order ; our ability to manage expenses and our investments in working capital ; outcomes of legal and regulatory matters ; changes in legislation or regulations, including healthcare reform ; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs ; risks related to the proposed asset sale transactions with WBA, including the possibility that the remaining transactions may not close, or the business of Rite Aid may suffer as a result of uncertainty surrounding the proposed transactions ; risks related to the ability to realize the anticipated benefits of the proposed transactions ; disruption from the proposed transaction making it more difficult to maintain business and operational relationships ; the effect of the pending sale on Rite Aid's business relationships (including, without limitation, customers and suppliers) operating results and business generally ; risks related to diverting management's or employees' attention from ongoing business operations ; the risk that Rite Aid's stock price may decline significantly if the remaining proposed transactions are not completed ; significant transaction costs ; unknown liabilities ; the risk of litigation and/or regulatory actions related to the proposed transactions ; potential changes to our strategy in the event the remaining proposed transactions do not close, which may include delaying or reducing capital or other expenditures, selling assets or other operations, attempting to restructure or refinance our debt, or seeking additional capital, and other business effects . These and other risks, assumptions and uncertainties are more fully described in Item 1 A (Risk Factors) of our most recent Annual Report on Form 10 - K, and in other documents that we file or furnish with the Securities and Exchange Commission, which you are encouraged to read . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward - looking statements . Accordingly, you are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date they are made . Rite Aid expressly disclaims any current intention to update publicly any forward - looking statement after the distribution of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise . Safe Harbor Statement

CAUTIONARY NOTE REGARDING PRO FORMA INFORMATION : The following presentation provides certain pro forma information regarding the impact of Rite Aid’s proposed sale of stores and assets to Walgreens Boots Alliance, Inc . on Rite Aid’s results of operations and capital structure . The pro forma information is for illustrative purposes only, was prepared by management in response to investor inquiries and is based upon a number of assumptions . The pro forma information assumes the completion of all the asset sales when they will actually take place over an extended period of time . Additional items that may require adjustments to the pro forma information may be identified and could result in material changes to the information contained herein . The information in this presentation is not necessarily indicative of what actual financial results of Rite Aid would have been had the sale occurred on the dates or for the periods indicated, nor does it purport to project the financial results of Rite Aid for any future periods or as of any date . Such pro forma information has not been prepared in conformity with Regulation S - X . Rite Aid’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial information . Accordingly, they do not express an opinion or provide any form of assurance with respect thereto . The information in this presentation should not be viewed in replacement of results prepared in compliance with Generally Accepted Accounting Principles or any pro forma financial statements subsequently required by the rules and regulations of the Securities and Exchange Commission . Safe Harbor Statement

Non - GAAP Financial Measures The following presentation includes a non - GAAP financial measure, Adjusted EBITDA . Rite Aid defines Adjusted EBITDA as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, inventory write - downs related to store closings, debt retirements, the WBA merger termination fee, and other items (including stock - based compensation expense, merger and acquisition - related costs, severance and costs related to distribution center closures, gain or loss on sale of assets and revenue deferrals related to our customer loyalty program) . The presentation includes a reconciliation of Adjusted EBITDA to net income, which is the most directly comparable GAAP financial measure . Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization of EnvisionRx intangible assets, merger and acquisition - related costs, loss on debt retirements, LIFO adjustments, and the Walgreens Boots Alliance, Inc . termination fee .

Revenue (1) 7,739.9$ 8,122.1$ Net Income 81.0$ 15.0$ Net Income Per Diluted Share 0.08$ 0.01$ Adjusted EBITDA 214.2$ 2.77% 274.1$ 3.37% 13 Weeks Ended December 2, 2017 13 Weeks Ended November 26, 2016 Q3 - Fiscal 2018 Summary ($ in millions, except per share amounts) TOTAL COMPANY (1) Includes revenues from discontinued operations.

Revenue 5,353.2$ 5,669.1$ Net (loss) Income (18.2)$ 23.6$ Net (loss) Income Per Diluted Share (0.02)$ 0.02$ Adjusted Net Income 1.6$ 26.8$ Adjusted Net Income per Diluted Share 0.00$ 0.03$ Adjusted EBITDA 129.2$ 2.41% 191.3$ 3.38% 13 Weeks Ended December 2, 2017 13 Weeks Ended November 26, 2016 Q3 - Fiscal 2018 Summary ($ in millions, except per share amounts) CONTINUING OPERATIONS

Q3 - Fiscal 2018 Reconciliation of Net (Loss) Income to Adjusted EBITDA ($ in thousands) 13 Weeks Ended December 2, 2017 13 Weeks Ended November 26, 2016 Net (Loss) Income - Continuing Operations (18,182)$ 23,610$ Adjustments: Interest expense 50,308 50,304 Income tax benefit (16,061) (4,682) Depreciation and amortization 95,764 101,953 LIFO charge 6,784 8,373 Lease termination and impairment charges 3,939 7,199 Other 6,697 4,577 Adjusted EBITDA - Continuing Operations 129,249 191,334 Adjusted EBITDA - Discontinued Operations 84,926 82,813 Adjusted EBITDA 214,175$ 274,147$ Percent of revenues - Continuing Operations 2.41% 3.38%

Q3 - Fiscal 2018 Reconciliation of Net (Loss) Income to Adjusted Net Income ($ in thousands, except per share amounts) 13 Weeks Ended December 2, 2017 13 Weeks Ended November 26, 2016 Net (Loss) Income $ (18,182) $ 23,610 Add back - Income tax benefit (16,061) (4,682) (Loss) Income before income taxes (34,243)$ 18,928$ Adjustments: Amortization of EnvisionRx intangible assets 19,139 21,049 LIFO charge 6,784 8,373 Merger and acquisition-related costs 6,550 1,964 Adjusted (loss) income before income taxes (1,770)$ 50,314$ Adjusted income tax (benefit) expense (3,389) 23,559 Adjusted net income 1,619$ 26,755$ Net (loss) income per diluted share (0.02)$ 0.02$ Adjusted net income per diluted share 0.00$ 0.03$ CONTINUING OPERATIONS

00 Revenue 3,959.0$ 4,082.3$ Adjusted EBITDA Gross Profit (1) 1,086.1$ 27.43% 1,139.6$ 27.92% Adjusted EBITDA SG&A (1) 997.2$ 25.19% 1,000.7$ 24.51% Adjusted EBITDA 88.9$ 2.25% 138.9$ 3.40% 13 Weeks Ended December 2, 2017 13 Weeks Ended November 26, 2016 Q3 - Fiscal 2018 Summary RETAIL PHARMACY SEGMENT ($ in millions) (1) Refer to slides 11 and 12 for the reconciliations of these non - GAAP measures to their applicable GAAP measures. CONTINUING OPERATIONS

Q3 - Fiscal 2018 Summary RETAIL PHARMACY SEGMENT Retail Pharmacy Segment revenue decreased $123 million or 3.0%, due to a 2.4% decrease in comparable script growth, a decrease in reimbursement rates and a 0.5% decrease in same store front end sales. Adjusted EBITDA Gross Profit decreased $53.5 million, and Adjusted EBITDA Gross Margin decreased by 49 bps. The decrease was driven by reductions in reimbursement rates that we were not able to offset with generic drug purchasing efficiencies, as well as a reduction in script volume. Adjusted EBITDA SG&A decreased $3.5 million due to expense control, but increased 68 bps as a percentage of revenues, due to our decline in same store sales. CONTINUING OPERATIONS

Reconciliation of Adjusted EBITDA Gross Profit RETAIL PHARMACY SEGMENT ($ in thousands) 13 Weeks Ended December 2, 2017 13 Weeks Ended November 26, 2016 Revenues 3,959,002$ 4,082,278$ Gross Profit 1,087,888 1,141,794 Addback: LIFO charge 6,784 8,373 Customer loyalty card program revenue deferral (12,813) (13,976) Depreciation and amortization (COGS portion only) 2,450 2,642 Other 1,773 766 Adjusted EBITDA Gross Profit 1,086,082$ 1,139,599$ Adjusted EBITDA Gross Profit as a percent of revenue 27.43% 27.92% CONTINUING OPERATIONS

Reconciliation of Adjusted EBITDA SG&A RETAIL PHARMACY SEGMENT ($ in thousands) 13 Weeks Ended December 2, 2017 13 Weeks Ended November 26, 2016 Total Revenues 3,959,002$ 4,082,278$ Selling, general and administrative expenses 1,086,857 1,095,409 Less: Depreciation and amortization (SG&A portion only) 72,128 76,701 Stock based compensation expense 7,187 13,070 Other 10,345 4,954 Adjusted EBITDA SG&A 997,197$ 1,000,684$ Adjusted EBITDA SG&A as a percent of revenue 25.19% 24.51% CONTINUING OPERATIONS

Pharmacy Services Segment Results ($ in millions) 13 Weeks Ended December 2, 2017 13 Weeks Ended November 26, 2016 Revenues 1,445.1$ 1,645.8$ Cost of Revenues 1,346.3 1,542.8 Gross Profit 98.8 103.0 Selling, General and Administrative Expense (79.7) (73.2) Addback: Depreciation and Amortization 21.2 22.6 Adjusted EBITDA - Pharmacy Services Segment 40.3$ 52.4$ CONTINUING OPERATIONS

Q3 - FY 2018 Summary PHARMACY SERVICES SEGMENT Revenues decreased $201 million, due primarily to a decrease in covered lives at Envision Insurance Company. Adjusted EBITDA decreased $12.1 million. The decrease is due to a reduction in revenue and an increase in SG&A expense.

FY 18 FY 16 FY 17 FRONT END SALES RX SALES SCRIPT COUNT 0.9% 0.8% 0.7% 0.1% 1.5% 0.5% 0.1% 0.1% - 1.1% - 0.8% - 0.5% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 5.0% 3.3% 1.8% 0.5% 0.4% - 3.4% - 4.0% - 4.7% - 5.5% - 4.9% - 3.5% Comparable Store Sales Growth CONTINUING OPERATIONS 3.6% 2.0% 2.0% 2.5% 2.8% 0.2% - 0.4% - 0.1% - 1.1% - 2.0% - 2.4% (1) (1) Script count growth shown on a 30 - day equivalent basis.

Capitalization Table ($ in thousands) Note: Debt in the capitalization table is shown net of unamortized debt issuance costs. December 2, 2017 March 4, 2017 Secured Debt: Senior secured revolving credit facility due January 2020 1,906,692$ 2,405,082$ Tranche 1 Term Loan (second lien) due August 2020 466,751 465,833 Tranche 2 Term Loan (second lien) due June 2021 497,992 497,569 Other 90 90 2,871,525 3,368,574 Unsecured Guaranteed Debt: 9.25% senior notes due March 2020 897,993 896,544 6.75% senior notes due June 2021 804,753 803,640 6.125% senior secured notes due April 2023 1,777,223 1,774,016 3,479,969 3,474,200 Unsecured Unguaranteed Debt: 7.7% notes due February 2027 293,499 293,375 6.875% fixed-rate senior notes due December 2028 127,277 127,229 420,776 420,604 Lease financing obligations 57,990 65,315 Total Debt: 6,830,260 7,328,693 Current maturities of long-term debt and lease financing obligations (22,262) (21,335) Long-term debt & lease financing obligations, less current maturities 6,807,998$ 7,307,358$

Leverage Ratio ($ in thousands) Pro Forma December 2, 2017 March 4, 2017 December 2, 2017 Gross Debt w/o Debt Issuance Costs 6,889,647$ 7,402,477$ 3,103,167$ Less: cash and cash equivalents 169,800 245,410 169,800 Net Debt 6,719,847$ 7,157,067$ 2,933,367$ Adjusted EBITDA Retail Pharmacy Segment 701,492 948,906 448,751 Pharmacy Services Segment 182,856 188,235 182,856 Adjusted EBITDA 884,348$ 1,137,141$ 631,607$ Leverage Ratio 7.60 6.29 4.64

Debt Maturity Profile Maturity table as of December 2, 2017. Note : Maturities reflect calendar year. $1,907 $1,733 $295 $128 $470 $500 $902 $810 $1,800 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 2016 2017 2018 2019 2020 2021 2022 2023 . . . . . . 2027 2028 ($ in millions) Second Lien ABL Funded ABL Unfunded Commitment Senior Unsecured Notes Senior Unsecured (Guaranteed) Notes C allable at 102.313 C allable at 103.375

WBA / Rite Aid Asset Purchase Agreement Update On November 27, 2017, the company completed the pilot closing and first subsequent closing under the amended and restated asset purchase agreement with WBA resulting in the transfer of 97 Rite Aid stores and related assets to WBA during the third quarter . Rite and WBA expect to continue to transfer ownership of the stores in phases over the coming months. T he majority of the closing conditions have been satisfied, and the subsequent transfers of Rite Aid stores and related assets remain subject to minimal customary closing conditions applicable only to the stores being transferred. At the end of the third quarter, 97 stores were transferred to WBA resulting in $241 million proceeds. As of January 3, 2017, a total of 357 stores have been transferred to WBA resulting in $715 million in proceeds.

Current Store Profile As of 12/2/2017 139 14 73 1 576 22 3 270 10 224 115 80 52 25 91 87 222 534 103 79 130 37 68 MA144 RI 43 CT 53 NJ 251 DE 42 D.C. 7 174 595 MD 140 Rite Aid States & Store Count Rite Aid Distribution Centers

Pro - Forma Store Profile Rite Aid States & Store Count Rite Aid Distribution Centers As of 12/2/2017 139 14 73 1 576 3 270 217 9 532 82 6 62 MA 10 CT 34 NJ 133 DE 42 . 322 MD 44 Map represents remaining stores and distribution centers following sale to Walgreens Boots Alliance pursuant to the Amended & Restated Asset Purchase Agreement dated September 18, 2017.

Strong Presence in Key States Represents our position in CBSA’s where we have a presence, based on store count. Stores 1 st 2 nd 3 rd California 576 35% 32% 18% Pennsylvania 532 66% 21% 10% Michigan 270 72% 3% 10% Ohio 217 62% 15% 3% New York 322 30% 10% 25% Washington 139 42% 37% 16% Oregon 73 55% 10% 20% Position in CBSA’s

Asset Sale Pro - Forma Information – Key Assumptions LTM December 2017 data presented on a 52 - week basis instead of on a 53 - week basis Net proceeds of $4.025 billion used to pay down debt (refer to "Sources and Uses" slide) Corporate administration costs are assumed to be reduced by $96 million and adjustments to pro - forma financial information contained herein include an allocation of corporate administration costs to the divested assets to reflect the right - sizing of our administrative function Pro - forma adjustments do not include estimate’s for generic drug purchasing synergies or for any potential purchasing dis - synergies that could occur after the asset sale is completed Pro - forma interest expense assumes borrowings outstanding under a revolving credit facility and that our 6.125% notes due 2023, 7.7% notes due 2027 and 6.875% notes due 2028 remain outstanding following our expected pay down of debt. These assumptions do not necessarily reflect the Company’s final conclusions on post divestiture capitalization. Pro - forma net income does not include the gain on sale of assets that will be recorded The pro - forma information included in this presentation is presented as of and for the last twelve month period ended December 2, 2017, and it is not intended to be a forward looking projection or guidance, which the company has not published

Pro - Forma Financial Information – Reconciliation of Net Income to Adjusted EBITDA ($ in thousands) (1) Includes adjustments to reflect results on a 52 week basis and account for the sale of the divested stores including the gain re cognized on store sales through December 2, 2017. (2) Includes the WBA merger termination fee, net of tax. LTM Ended December 2, 2017 (53 Weeks) Adjustments (1) Pro-Forma LTM December 2, 2017 (52 Weeks) Net income 155,256$ 39,892$ 195,148$ (2) Interest expense 446,143 (245,205) 200,938 Income tax expense 163,833 (44,359) 119,474 Depreciation and amortization expense 535,967 (142,335) 393,632 LIFO credit (14,122) 5,528 (8,594) Lease termination and impairment charges 46,179 (9,633) 36,546 WBA merger termination fee (325,000) - (325,000) Gain on stores sold to WBA (157,010) 157,010 - Other 33,102 (13,639) 19,463 Adjusted EBITDA 884,348$ (252,741)$ 631,607$

Pro - Forma Sources & Uses ($ in millions) Sources Estimated Purchase Price 4,375$ Total Sources 4,375$ Uses Estimated Accrued Liabilities (Net of Retained Assets) (1) 200$ Estimated Restructuring Charges and Transaction Costs 65 Estimated Income Tax Expense on Sale of Assets (2) 85 Estimated Debt Repayments 4,025 Total Uses 4,375$ (1) Based on net liability balances as of December 2, 2017. (2) Based on the expected ability as of the date hereof to use the company’s current federal and state tax net operating loss car ryf orwards, and assumes no change in control for purposes of Section 382 under the Internal Revenue Code occurs prior to the closing of the transacti on.

LTM November 2017 Current Rite Aid Pro-Forma Store Count Overview: Store Count 4,404 2,569 Average Square Feet (000s) 13 14 Wellness Remodels 2,505 1,611 (% of Portfolio) 57% 63% Customer World Stores 417 303 (% of Portfolio) 9% 12% Average Per Store ($ in thousands): FE Sales 1,845$ 2,118$ Rx Sales 3,880 4,109 Total Sales 5,725$ 6,227$ Average Weekly Scripts 1,252 1,342 Pro - Forma Store Metrics ($ in millions)